VALIDITY GUARANTY

I, Mark Seremet, being first duly sworn on oath, depose and say that:

1. I am the duly qualified and acting President of Green Screen Interactive Software , Inc. parent company of Zoo Games, Inc. a New Jersey corporation ("Borrower").

2. I am familiar with Borrower's business and financial affairs, including without limitation the matters and things hereinafter described.

3. This Validity Guaranty is made by me in my individual capacity and is delivered to Working Capital Solutions, Inc. ("Lender") for the purpose of inducing Lender, now and from time to time hereafter, to advance monies and/or extend credit and other financial assistance to Borrower pursuant to that certain Loan and Security Agreement (the "Security Agreement") dated August 5, 2008 between Borrower and Lender, together with the "Loan Documents" (as defined in the Security Agreement).

4. As of the date of each borrowing under the Security Agreement, I hereby warrant and represent to and guaranty Lender that, except as disclosed from time to time to Lender in writing by Borrower:

(a) All accounts receivable, inventory and equipment reports and records submitted by Borrower to Lender have been, and after the date hereof will be, true, complete and correct in all material respects and all financial and other reports of every nature whatsoever submitted by Borrower to Lender shall fairly represent Borrower's business as of the date such reports are made;

(b) There are, and until the termination of the Security Agreement will be, no liens or security interests granted by Borrower with respect to the Borrower's assets, except as contemplated by the Security Agreement and the Loan Documents;

(c) Borrower has and will at all times maintain its assets insured against loss or damage by fire, theft, explosion, spoilage and all other hazards and risks ordinarily insured against by other owners or users of such properties in similar businesses in an amount at least equal to the full insurable value of all such property, and all such policies of insurance have and will have loss payable endorsements in favor of Lender, in form and substance reasonably satisfactory to Lender;

(d) All "Accounts" (as defined in the Security Agreement), and all reports prepared by Borrower relating to such Accounts, are and will be genuine and in all respects what they purport to be;

(e) All Accounts shown on the statements, reports, schedules and borrowing certificates delivered in connection with the Security Agreement are and will be valid and subsisting and arise and will arise out of the bona fide sale of goods or the performance of services by Borrower;

(f) The amount of the Accounts represented as owing by each account debtor is and will be the correct amount actually owing by such account debtor, as reflected in the books and records of Borrower, is not disputed, to the best of her knowledge, and is not subject to any defense, setoff, credit, deduction or contra charge.

(g) Borrower will at all times during the term of the Security Agreement employ commercially reasonable credit approval and collection procedures in connection with Accounts;

(h) Borrower has and will have good title (subject to liens permitted by the Security Agreement) to the Accounts and the absolute right to grant to Lender a first, senior and valid security interest in the same;

(i) All of the "Inventory" (as defined in the Security Agreement) is and will be located on the premises described on Exhibit B to the Security Agreement, and is and will be of merchantable quality, free from any material defects which would materially affect the market value of such Inventory;

(j) All the "Equipment" (as defined in the Security Agreement) is and will be located at the premises described on Exhibit B to the Security Agreement, is and will be in working condition (reasonable wear and tear expected) and is and will be currently used or usable in Borrower's business; and

(k) Borrower has and will have good title (subject to liens permitted by the Security Agreement) to all Inventory and Equipment and the absolute right to grant to Lender a valid security interest in the same.

5. No "Event of Default" (as defined in the Security Agreement) existed as of the date of execution of the Security Agreement and Loan Documents or has occurred since such time which has not been cured.

6. In the event Lender comes into possession of any or all of the "Collateral" (as defined in the Security Agreement) or is collecting the Accounts [by reason of the occurrence of a Event of Default under the terms of the Security Agreement], I hereby covenant that I will, at Lender's option and upon Lender's request, and for so long as any of the "Liabilities" (as defined in the Security Agreement) shall remain outstanding, enter Lender's employ as an independent contractor for the sole purpose of disposing of, such Collateral and collecting such Accounts. During the period of such employment or when asked by Lender to render such employment or when asked by Lender to render such other assistance, I shall exert my best efforts and devote all of my regular working hours to obtain sales of such Collateral at the best obtainable prices and terms and collect such Accounts at their full face value. Lender shall have the right to terminate my employment or other activities described above at any time, on five (5) business days' notice, for any cause or without cause. My sole compensation and remuneration for any employment or assistance rendered pursuant to this paragraph 6 shall be a weekly salary paid at the same weekly rate as the average weekly salary paid to me by Borrower in twelve (12) months immediately preceding the commencement of such employment or activities. Such compensation shall be prorated for partial week of service. I shall not have any authority to bind Lender, except such specific authority as Lender may grant in writing.

7. The warranties, representations and guaranties contained herein shall be continuing in nature and shall be deemed to have been remade upon each borrowing by Borrower under the Security Agreement except as otherwise disclosed in writing to Lender. I hereby acknowledge that Lender has relied, and will continue to rely, upon the warranties and representations contained herein. In the event of my breach of the representations, warranties and guaranties set forth herein, I shall be personally liable to Lender for all damages resulting from such breach.

8. This Validity Guaranty shall remain in effect until all the Liabilities have been paid in full provided that in the event that Guarantor ceases to be an officer of Borrower, this Validity Guaranty shall not be effective with respect to matters arising after such date.

9. THIS GUARANTY SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

10. Guarantor irrevocably agrees that, subject to Bank's sole and absolute election, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS GUARANTY SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF CHICAGO, STATE OF ILLINOIS. GUARANTOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURTS LOCATED WITHIN SAID CITY AND STATE. Guarantor hereby irrevocably appoints and designates the Secretary of State of Illinois, whose address is Springfield, Illinois (or any other person having and maintaining a place of business in such state whom Guarantor may from time to time hereafter designate upon ten (10) days written notice to Bank and who Bank has agreed in its sole discretion in writing is satisfactory and who has executed an agreement in form and substance satisfactory to Bank agreeing to act as such attorney and agent), as Guarantor's true and lawful attorney and duly authorized agent for acceptance of service of legal process. Guarantor agrees that service of such process upon such person shall constitute person service of such process upon Guarantor. GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST GUARANTOR BY BANK IN ACCORDANCE WITH THIS PARAGRAPH.

11. GUARANTOR HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS GUARANTY.

Dated: 8-11, 2008

in his individual capacity

SUBSCRIBED AND SWORN TO before me, the undersigned, a Notary Public in and for the State and County aforesaid, this 11 day of August, 2008.

STEVEN KHOLODOVSKY Notary Public - State of New York No. 01KH6145695 Qualified in Richmond County My Commission Expires: May 08, 2010
My Commission Expires: